                         J.P. MORGAN SERIES TRUST II

                      JPMORGAN MID CAP VALUE PORTFOLIO

   SUPPLEMENT DATED SEPTEMBER 30, 2005 TO THE PROSPECTUS DATED MAY 1, 2005

     Effective May 1, 2006, the Portfolio will no longer accept any new purchases. This means that the Portfolio will discontinue accepting purchase orders from the separate accounts of the insurance companies that currently offer the Portfolio within their variable annuity contracts and variable life insurance policies or from any qualified pension and retirement plans or accounts. The only exception to the closure of the Portfolio is that dividends and capital gains distributions which are automatically reinvested in Portfolio shares will continue to be reinvested.




                   INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE






                                                                    SUP-MCVP-905